Third Quarter 2014 Financial Results November 5, 2014 Growing Forward Through Strategic and Disciplined Investment and Increasing Returns

Notice To Investors This presentation contains “forward-looking statements” within the meaning of the federal securities laws. Forward-looking statements are typically identified by words or phrases such as “will,” “anticipate,” “estimate,” “expect,” “project,” “intend,” “plan,” “believe,” “target,” “forecast,” and other words and terms of similar meaning. These statements reflect management’s current views with respect to future events and are subject to risk and uncertainties. We note that a variety of factors and uncertainties could cause our actual results to differ significantly from the results discussed in the forward-looking statements, including but not limited to: general economic, market, or business conditions; changes in commodity prices; opportunities (or lack thereof) that may be presented to us and that we may pursue; fluctuations in costs and expenses including development costs; demand for new housing, including impacts from mortgage credit rates or availability; lengthy and uncertain entitlement processes; cyclicality of our businesses; accuracy of accounting assumptions; competitive actions by other companies; changes in laws or regulations; and other factors, many of which are beyond our control. Except as required by law, we expressly disclaim any obligation to publicly revise any forward-looking statements contained in this presentation to reflect the occurrence of events after the date of this presentation. This presentation includes Non-GAAP ﬁnancial measures. The required reconciliation to GAAP ﬁnancial measures can be found as an exhibit to this presentation and on our website at www.forestargroup.com. 2

Real Estate Driving Segment Earnings 3 • 3rd quarter 2014 real estate segment results include a $7.6 million gain, pre-tax, associated with the purchase of our partner’s 75% interest in the Eleven venture, a multifamily project in Austin, reflecting the fair market value of the project on the date of acquisition. • 3rd quarter 2014 oil and gas segment results include $3.3 million in gains, pre-tax, principally associated with the sale of our leasehold interests in 348 net mineral acres in North Dakota, and $2.3 million dry hole expense, pre-tax, associated with a working interest investment in an exploratory well in Oklahoma. • 3rd quarter 2013 results include a previously unrecognized tax benefit of approximately $6.3 million, or $0.17 per share, related to qualified timber gains from sales in 2009 Note: Third Quarter 2014 weighted average diluted shares outstanding were 43.9 million ($ in millions, except per share data) 3rd Quarter 2014 3rd Quarter 2013 Income Before Taxes $8.0 $8.9 Net Income $5.2 $11.8 Earnings Per Share $0.12 $0.33 Segment Earnings: Real Estate $16.0 $13.2 Oil and Gas 6.0 8.5 Other Natural Resources 0.7 0.5 Total Segment Earnings $22.7 $22.2

Cibolo Canyons - Accelerating Value Realization 4 CCSID Annual Hotel Occupancy Tax & Sales Tax Collections Cibolo Canyons Special Improvement District (CCSID) Payments to Forestar ($ in millions) Investment Received Future 2014 – 2034 Infrastructure Reimbursement $66 $25 $41* HOT & Sales and Use Tax** 43 66 >35 Total $109 $91 >$76 ($ in m il lio n s) *Excludes interest **Assumes no growth in HOT and Sales and Use tax collections through 2034 ***Represents annualized nine month actuals $1.0 $3.0 $5.0 $7.0 2010 2011 2012 2013 2014 Est. Hotel Occupancy Tax Sales & Use Tax Forestar received $46.5 million from Cibolo Canyons Special Improvement District (CCSID) on October 24, 2014 Forestar entitled to receive additional Hotel Occupancy (HOT) and Sales and Use taxes above CCSID debt service requirements through 2034 ***

Strategy and Strategic Initiatives Focused on Maximizing Long-Term Shareholder Value 5 2014 Growing Forward • Growing segment earnings through strategic and disciplined investments • Focused on increasing returns • Repositioning non-core, non- performing assets 2012 Triple in FOR • Triple total segment EBITDA, oil and gas production and lot sales 2009 Strategic Initiatives • Monetize 175,000 acres of timberland and reduce debt $150 million Delivering Value Through Execution of Strategic Initiatives

Real Estate Third Quarter 2014 Highlights Building Momentum By Accelerating Real Estate Sales and Building a Solid Multifamily Pipeline 6

($3.8) ($2.2) $13.2 $7.6 $0.9 $0.3 $16.0 $0 $10 $20 $30 Q3 2013 Gain on Eleven Purchase Opex Income Producing Properties Residential & Commercial Sales Undeveloped Land Sales Q3 2014 Q3 2014 Highlights • Acquisition of partner’s 75% interest in Eleven venture • Gain of $7.6 million • Residential Lots – 323 lots • Avg. price $73,700 per lot, 30% higher vs Q3 2013 • Avg. margin $34,900 per lot, 35% higher vs Q3 2013 • Commercial Tracts – 4 acres • Average $589,200 per acre • Undeveloped Land – 637 acres • Average $3,200 per acre • Real Estate segment EBITDA*: • Q3 2014 - $16.7 million Segment Earnings Reconciliation Q3 2013 vs. Q3 2014 ($ in millions) 7 Note: includes ventures Real Estate – Accelerating Value Realization from Multifamily * EBITDA = segment earnings before interest and taxes plus depreciation and amortization. EBITDA is a non-GAAP financial measure. The reconciliation between GAAP and Non-GAAP financial measures is included in the appendix to this presentation. i Acquisition of Partner’s Interest in Eleven Venture

* Actual results may vary A n n u al Lo t Sal e s 2006 Peak Sales = 3,600 lots Annual Lot Sales & Avg. Lot Margin 8 Real Estate Capitalizing on Well Located Communities, Low Inventories and Solid Job Growth $0 $5,000 $10,000 $15,000 $20,000 $25,000 $30,000 0 500 1,000 1,500 2,000 2,500 2008 2009 2010 2011 2012 2013 2014E* Lot Sales Average Lot Margin 1,365 804 642 A ve ra ge Lo t M ar gi n 1,883 1,060 1,117 Note: Includes ventures YTD Q3 1,834 Planned Lot Sales ** Texas Markets represent Dallas, Houston, San Antonio and Austin Source: Metrostudy Texas Lot Supply – 4 Major Markets** Rank MSA Annual Job Gains Percent Change (YOY) 2 Houston-The Woodlands-Sugar Land, TX 120,700 4.3% 16 Austin-Round Rock, TX 32,300 3.7% 3 Dallas-Fort Worth-Arlington, TX 107,000 3.4% 24 San Antonio-New Braunfels, TX 20,200 2.2% Texas Major Markets 280,200 3.6% US Average 2,635,000 1.9% Top Job Growth MSAs - September 2014 0 10 20 30 40 50 60 0 50,000 100,000 150,000 200,000 250,000 4 Q 0 0 3 Q 0 1 2 Q 0 2 1 Q 0 3 4 Q 0 3 3 Q 0 4 2 Q 0 5 1 Q 0 6 4 Q 0 6 3 Q 0 7 2 Q 0 8 1 Q 0 9 4 Q 0 9 3 Q 1 0 2 Q 1 1 1 Q 1 2 4 Q 1 2 3 Q 1 3 2 Q 1 4 M o S TEXAS Lots TEXAS MoS Equilibrium Va ca n t D ev el o p ed L o ts

Building Solid Pipeline of Multifamily Development Opportunities (Proforma)

Growing FORward
GROWING WITH DISCIPLINE
FOCUSING ON RETURNS

	Proforma Project Cash Flows						Expected Forestar Cash Flows		
					($ in millions)				
Project	Market	% Complete	Units	FOR Ownership	Total Development Cost	Expected Project NOI	FOR Cash Contribution	FOR Cash Distribution*	Cash Multiple**
Eleven	Austin	100%	257	100%	$40	$2.8 - 3.4	$25	$36 - 38	1.4 - 1.5x
Midtown	Dallas	85%	354	100%	35 - 40	2.8 - 3.2	10	20 - 28	2.0 - 2.8x
360°	Denver	80%	304	20%	50 - 55	3.8 - 4.4	4	11 - 12	2.8 - 3.0x
Acklen	Nashville	35%	320	30%	55 - 60	4.1 - 4.2	6	14 - 17	2.3 - 2.8x
HiLine	Denver	5%	385	25%	70 - 75	5.1 - 5.3	6	16 - 20	2.6 - 3.3x
			1,620	55%	$250 - 270	$18.6 - 20.4	$51	$97 - 115	2.2 - 2.7x

Site Pipeline	Expected Ownership	Proforma Units
Houston, TX – Cinco Ranch ***	90%	360
Charlotte, NC – Dilworth	25 - 100%	379
Nashville, TN – Music Row	Venture	230
Austin, TX – Downtown Edge	Venture	275
Austin, TX – West Austin	Venture	200

* Return projections are based on exit cap rates ranging from 4.75% - 6.5%, depending on property type and location. Ranges presented to reflect variations due to timing of exit and changes in market conditions.
** Cash multiples include fees
*** FOR will be limited partner and not developer of this project

Note: Eleven 75% partner interest in venture was purchased for $21.5 million in 3rd quarter 2014. Expected cash distribution and multiples reflect post acquisition ownership.

FORESTAR
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Note: Includes consolidated ventures Forestar Real Estate Revenues (Excluding Timberland, Mitigation & Multifamily Revenues) Capitalizing on Well Located Communities, Low Inventories and Forestar’s Ability to Deliver 10 • Driving residential lot and tract sales in good locations and healthy markets • Opportunistically monetizing undeveloped land and stabilized multifamily communities • Acquiring community development and multifamily sites in “A” locations Accelerating Value Realization $0 $10 $20 $30 $0 $20 $40 $60 $80 $100 $120 YTD 2010 YTD2011 YTD 2012 YTD 2013 YTD 2014 A ve ra ge Lo t M ar gi n ($ in t h o u sa n d s) To tal R e ve n u e s ($ in m ill io n s) Residential Lots Residential Tracts Commercial Tracts Income Producing Average Lot Margin Average Lot Margin (Excluding Bulk Sales)

Other Natural Resources Third Quarter 2014 Highlights Building Momentum Through Sustainable Harvests and Delivering Economic Water Solutions 11

Other Natural Resources Segment Results $0.5 $0.2 ($0.9) $0.7 $0.7 $0.2 $0.0 $1.0 $2.0 Se gm en t Ea rn in gs Q3 2014 Highlights • $0.2 million in earnings from groundwater reservation agreement • $0.2 million gain on sale of water rights associated with real estate project near Denver • Sold nearly 93,000 tons of fiber • Average fiber pricing $13.52 per ton, down over 13% vs. Q3 2013 due to increased mix of pulpwood Segment Earnings Reconciliation Q3 2013 vs. Q3 2014 ($ in millions) 12 Q3 2013 Q3 2014 Operating Expenses Groundwater Reservation Agreement Earnings Gain on Sale of Water Rights Fiber Sales

Oil and Gas Third Quarter 2014 Highlights Building Momentum By Driving Leasing and Exploration to Increase Production and Reserves 13

$15.6 $6.0 $3.3 ($2.7) $0.2 $0.5 $19.1 ($3.8) $0.0 $5.0 $10.0 $15.0 $20.0 $25.0 $30.0 Q3 2013 DD&A and Exploration Gain on Sales Operating Expenses Working Interest Exploration Costs Legacy Minerals Q3 2014 Se gme n t EBIT D A X Investments and Asset Sales Drive Higher EBITDAX Q3 2014 Highlights • Working interest volume up 43% vs. Q3 2013 • Avg. oil price down over 15% vs. Q3 2013 • Royalty interest volume down 15% vs. Q3 2013 • $3.3 million in gains principally associated with sale of leasehold interest in 348 net mineral acres in Bakken/Three Forks • 744 fee mineral acres leased to third parties for $205/acre • Acquired leasehold interest in approximately 560 net mineral acres in the Bakken/Three Forks for about $3.0 million and nearly 20,000 net mineral acres in Lansing-Kansas City for $0.8 million ($ in millions) 14 ($ in millions) Note: EBITDAX = segment earnings before interest and taxes, plus depreciation, depletion, amortization, geological, geophysical, seismic and dry hole costs. EBITDAX is a Non-GAAP financial measure. The reconciliation between GAAP and Non-GAAP financial measures is included in the appendix to this presentation and provided on the company’s investor relations website. $8.5 $0.5 $0.2 $3.3 ($3.8) ($2.7) $6.0 $0.0 $2.0 $4.0 $6.0 $8.0 $10.0 $12.0 $14.0 Q3 2013 Gain on Sales Operating Expenses Working Interest Exploration Costs Legacy Minerals Q3 2014 Se gme n t Ea rning s Segment Earnings Reconciliation Q3 2013 vs. Q3 2014 Segment EBITDAX Reconciliation Q3 2013 vs. Q3 2014 3rd quarter 2014 oil and gas segment results include $3.3 million in gains principally associated with the sale of our leasehold interests in 348 net mineral acres in North Dakota and $3.8 million in dry hole expenses, including $2.3 million associated with our working interest in an exploratory well in Oklahoma and $1.5 million in Kansas, Nebraska and Texas.

2014 Bakken/Three Forks Wells Generating Strong Initial Production Rates and Improved Well Performance

Growing FORward
GROWING WITH DISCIPLINE
FOCUSING ON RETURNS

Bakken Wells IP*
(BOEPD) in Q3 2014

Operator	Well	I.P.	FOR Interest	Target
Halcon	148-94-30B-31-4H	4,128	18.88%	Bakken
Halcon	148-94-30B-31-5H	3,631	18.88%	Bakken
Halcon	148-94-33C-28-3H	2,885	9.14%	Bakken
Slawson	Jore Federal	2,592	9.83%	Bakken
Enerplus	Pride	2,307	1.51%	T. Forks
Statoil	Lloyd	1,488	18.75%	Bakken
Continental	Salers Federal	1,371	2.67%	Bakken
Hess	BW-Johnson 1003H-3	1,225	6.25%	Bakken
Hess	BW-Johnson 1003H-2	1,127	6.25%	Bakken
Total	**9 wells**	**2,306**	**10.24%**	

* Represents highest initial production rates on a barrel of oil equivalent per day within the first 30 days of production
Note: wells are non-operated

Bakken / Three Forks Play Area – Fort Berthold



CONTINENTAL Salers Federal 3-27H
FOR : 2.67%
IP : 1,371 BOEPD
SLAWSON Jore Federal 2-12H
FOR : 9.83%
IP : 2,592 BOEPD
STATOIL Lloyd 34-3-3H
FOR : 18.75%
IP : 1,488 BOEPD
MCKENZIE
ENERPLUS Pride 150-94-06A-18HTF
FOR : 1.51%
IP : 2,307 BOEPD
MCLEAN
HALCON Ft. Berthold 148-94-33C-28-3H
FOR : 9.14%
IP : 2,885 BOEPD
HESS BW-Johnson 149-99-1003H-2
FOR : 6.25%
IP : 1,127 BOEPD
HESS BW-Johnson 149-99-1003H-3
FOR : 6.25%
IP : 1,225 BOEPD
DUNN
HALCON Ft. Berthold 148-94-30B-31-4H
FOR : 18.88%
IP : 4,128 BOEPD
HALCON Ft. Berthold 148-94-30B-31-5H
FOR : 18.88%
IP : 3,631 BOEPD

Bakken well   Three Forks well

Bakken / Three Forks Legend
- Forestar Spacing Unit
- Forestar Undeveloped Leases
- Forestar HBP Leases
- Forestar Bakken Well
- Forestar Three Forks Well
- Fort Berthold Reservation Boundary

15

0% 10% 20% 30% 40% 50% $70 Strip $90 IR R WTI Oil Price 16 6 Bakken / Three Forks Drilling Activity Investment and Value Realization Note: Based on current plans from operators, subject to change 0 20 40 60 80 100 120 140 2010 2011 2012 2013 2014E P ro d u ci n g W e lls Bakken/Three Forks Producing Wells** Actual Wells Planned Wells ** Gross wells Bakken/Three Forks PV10 and Pricing Sensitivity * $70 WTI Oil WTI Strip $90 WTI Oil EUR (MBOE) PV10 ($MM) PV10 ($MM) PV10 ($MM) 700 $0.3 $0.5 $0.8 600 $0.1 $0.3 $0.5 500 ($0.1) $0.1 $0.3 * Estimated Ultimate Recoveries (EUR’s)assuming $90, 10/30/14 strip (approximately $80), and $70 WTI oil and applying $6.42 well head differentials, and assuming $3 natural gas average price over life of well. Total costs includes land, drilling and completion, LOE and production severance taxes. Note: Actual results may vary from illustrations Bakken/Three Forks EUR and Oil Pricing Sensitivity * 700 MBOE EUR 600 MBOE EUR 500 MBOE EUR Target Return

Kansas / Nebraska Working Interest Investment Return Sensitivity 17 17 0 20 40 60 80 100 120 140 2012 2013 2014E P ro d u ci n g W e lls Kansas/Nebraska Producing Wells** **Represents gross wells; and assumes 40% drilling success rate in 2014 * Includes 1.5 dry hole costs @ $230,000 + 1.0 completed well cost at $550,000 for a 40% success rate. Includes land, drilling and completion, LOE, production severance taxes and seismic costs. Assumes $90, 10/30/14 strip (approximately $80), and $70 WTI oil price, applying net $7 differentials over life of the well 0% 10% 20% 30% 40% 50% 60% 70% 80% $70 Strip $90 IR R WTI Oil Price Kansas/Nebraska EUR and Oil Pricing Sensitivity * Target Return Kansas/Nebraska PV10 and Pricing Sensitivity * $70 WTI Oil WTI Strip $90 WTI Oil EUR (MBOE) PV10 ($MM) PV10 ($MM) PV10 ($MM) 40 $0.2 $0.4 $0.6 35 $0.0 $0.2 $0.3 40 MBO EUR 35 MBO EUR

Accelerating Value Realization and Growing Net Asset Value 18 0 100 200 300 400 500 600 700 800 900 1,000 $0 $10 $20 $30 $40 $50 $60 $70 YTD 2010 YTD 2011 YTD 2012 YTD 2013 YTD 2014 To tal P ro d u ctio n ( M b o e ) To tal R e ve n u e s Forestar Oil and Gas Revenues ($ in millions) Lease Bonus / Delay Rentals Royalties Working Interests Production (Mboe) *BOE = Barrels of oil equivalent (converting natural gas to oil at 6 Mcfe / Bbl) 1st Half 2014 2nd Half 2014E Working Interest Oil Production (MBO) 346 MBO Note: Actual results may vary Forestar Focused on Developing Best of Class Oil and Gas Business

Strategic Initiatives Update Building Momentum By Accelerating Value Realization, Optimizing Transparency and Growing Net Asset Value 19

Growing FORward Initiatives Growing Long-Term Shareholder Value Growing Through Strategic and Disciplined Investment Increasing Returns 20 • Development of Existing Locations • Acquisitions and Extensions 2016 Targets: • Total Segment EBITDA of $200 million • Return on Assets of 10.0% • Reposition $100 Million of Non-Core Assets Delivering Value Through Execution of Strategic Initiatives YTD Q3 2014 Results • Total segment EBITDA of $108.5 million up nearly 39% vs. YTD Q3 2013 • Sold $31 million in non-core assets • Invested $178 million in “A” locations and resource play • Available liquidity > $450 million • Cash flows and liquidity expected to adequately fund Growing FORward initiatives • Plans to repurchase up to $55 million in stock under existing share repurchase program

Third Quarter 2014 Financial Results For questions, please contact: Anna Torma SVP Corporate Affairs Forestar Group Inc. 6300 Bee Cave Road Building Two, Suite 500 Austin, TX 78746 512-433-5312 annatorma@forestargroup.com 21

Third Quarter 2014 Financial Results Third Quarter 2014 Appendix - Segment KPI’s - Earnings Reconciliations - Reconciliation of Non-GAAP Financial Measures 22

Q3 2014 Q3 2013 YTD Q3 2014 YTD Q3 2013 Residential Lot Sales Lots Sold 323 547 1,834 1,353 Average Price / Lot $73,700 $56,500 $54,400 $55,300 Gross Profit / Lot $34,900 $25,800 $22,800 $24,000 Commercial Tract Sales Acres Sold 4 19 7 56 Average Price / Acre $589,200 $257,500 $369,900 $169,700 Land Sales Acres Sold 637 1,340 13,174 3,301 Average Price / Acre $3,200 $5,000 $2,200 $3,600 Segment Revenues ($ in millions) $32.4 $50.4 $153.1 $170.3 Segment Earnings ($ in millions) $16.0 $13.2 $66.9 $40.7 *3rd quarter 2014 results include a $7.6 million gain associated with the purchase of our partner’s 75% interest in Eleven, an Austin multifamily project. YTD 2014 real estate segment results also include a $10.5 million gain associated with the exchange of timber leases for 5,400 acres of undeveloped land and $2.3 million in charges associated with additional costs at two multifamily venture projects. **YTD 2013 real estate segment results include revenues of $41 million and earnings of $10.9 million associated with the sale of Promesa multifamily community we developed in Austin. . Note: Includes ventures 23 23 23 Real Estate Segment KPI’s ** ** * * * *

Growing
FORward
GROWING WITH DISCIPLINE
FOCUSING ON RETURNS

Oil and Gas Segment KPI's





	Q3 2014	Q3 2013	YTD Q3 2014	YTD Q3 2013
Fee Leasing Activity				
Net Fee Acres Leased	744	7,530	3,865	8,355
Avg. Bonus / Acre	$205	$260	$320	$270
Total Oil and Gas Interests*				
Oil Produced (Barrels)	250,500	177,500	632,800	463,600
Average Price / Barrel	$86.13	$100.13	$90.73	$95.64
NGL Produced (Barrels)	11,500	11,400	38,500	39,000
Average Price / Barrel	$41.12	$30.46	$42.56	$29.68
Natural Gas Produced (MMCF)	499.7	541.4	1,446.1	1,640.5
Average Price / MCF	$4.24	$3.70	$4.37	$3.41
Total BOE	345,400	279,100	912,400	776,000
Average Price / BOE	$70.00	$72.11	$71.65	$65.83
Segment Revenues ($ in millions)	$24.1**	$22.1	$66.1**	$53.4
Segment Earnings ($ in millions)	$6.0**	$8.5	$16.3**	$17.9
Producing Wells *(end of period)*	961	992	961	992

* Includes our share of venture production: 49 MMCf in Q3 2014, 152 MMCf YTD Q3 2014, 61 MMCf in Q3 2013, and 189 MMCf YTD Q3 2013

** 3rd quarter 2014 oil and gas segment results include $3.3 million in gains principally associated with the sale of 348 net acres of leasehold interest in North Dakota and a $2.3 million dry hole charge associated with an exploratory well in Oklahoma. YTD 2014 oil and gas segment results also include $9.0 million in gains, pre-tax, associated with the sale of various oil and gas properties in Oklahoma and North Dakota and $9.5 million in dry hole expenses.

FORESTAR
24

25 Q3 2014 Q3 2013 YTD Q3 2014 YTD Q3 2013 Fiber Sales Pulpwood Tons Sold 71,500 65,700 157,900 314,400 Average Pulpwood Price / Ton $11.18 $8.85 $11.00 $9.12 Sawtimber Tons Sold 21,500 74,900 100,000 202,700 Average Sawtimber Price / Ton $21.31 $21.52 $22.38 $22.47 Total Tons Sold 93,000 140,600 257,900 517,100 Average Price / Ton $13.52 $15.60 $15.41 $14.36 Recreational Leases Average Acres Leased 107,800 118,700 111,400 120,900 Average Lease Rate / Acre $8.66 $8.63 $9.17 $9.08 Segment Revenues ($ in millions) $2.3 $2.7 $7.3 $9.0 Segment Earnings ($ in millions) * $0.7 $0.5 $2.2 $2.8 25 25 Other Natural Resources Segment KPI’s * Segment earnings include losses associated with the development of our water initiatives of $0.1 million in Q3 2014, $1.4 million YTD Q3 2014 , $1.1 million in Q3 2013 and $3.0 million YTD Q3 2013

Reconciliation of Non-GAAP Financial Measures (Unaudited)

Growing FORward

Forestar's Segment EBITDA is a non-GAAP financial measure within the meaning of Regulation G of the Securities and Exchange Commission. Non-GAAP financial measures are not in accordance with, or an alternative to, U.S. Generally Accepted Accounting Principles (GAAP). The company believes presenting non-GAAP Segment EBITDA is helpful to analyze financial performance without the impact of items that may obscure trends in the company's underlying performance. A detailed reconciliation is provided below outlining the differences between these non-GAAP measures and the directly related GAAP measures.

	Quarter		YTD	
($ in millions)	Q3 2014	Q3 2013	YTD Q3 2014	YTD Q3 2013
Real Estate				
Segment Earnings in accordance with GAAP	$16.0	$13.2	$66.9	$40.7
Depreciation, Depletion & Amortization	0.7	0.7	2.1	2.5
EBITDA	$16.7	$13.9	$68.9	$43.2
Oil & Gas				
Segment Earnings in accordance with GAAP	$6.0	$8.5	$16.3	$17.9
Depreciation, Depletion & Amortization	8.4	5.4	20.7	13.8
EBITDA	$14.4	$13.9	$37.0	$31.7
Other Natural Resources				
Segment Earnings in accordance with GAAP	$0.7	$0.5	$2.2	$2.8
Depreciation, Depletion & Amortization	0.1	0.2	0.4	0.5
EBITDA	$0.8	$0.7	$2.6	$3.3
Total Segment				
Total Segment Earnings in accordance with GAAP	$22.7	$22.2	$85.4	$61.4
Depreciation, Depletion & Amortization	9.2	6.3	23.1	16.8
EBITDA	$31.9	$28.5	$108.5	$78.2

FORESTAR

26

27 Forestar’s Oil and Gas Segment EBITDAX is a non-GAAP financial measure within the meaning of Regulation G of the Securities and Exchange Commission. Non-GAAP financial measures are not in accordance with, or an alternative to, U.S. Generally Accepted Accounting Principles (GAAP). The company believes presenting non-GAAP Oil and Gas Segment EBITDAX is helpful to analyze financial performance without the impact of items that may obscure trends in the company’s underlying performance. A detailed reconciliation is provided below outlining the differences between these non-GAAP measures and the directly related GAAP measures. Quarter YTD ($ in millions) Q3 2014 Q3 2013 YTD Q3 2014 YTD Q3 2013 Oil and Gas Segment Earnings, in accordance with GAAP $6.0 $8.5 $16.3 $17.9 EBITDAX adjustments, pre-tax Depreciation, Depletion & Amortization 8.4 5.4 20.7 13.8 Geological, Geophysical, Seismic and Dry Hole Costs 4.7 1.7 14.1 5.1 Total Oil and Gas Segment EBITDAX $19.1 $15.6 $51.1 $36.8 Reconciliation of Non-GAAP Financial Measures (Unaudited)

Third Quarter 2014 Financial Results For questions, please contact: Anna Torma SVP Corporate Affairs Forestar Group Inc. 6300 Bee Cave Road Building Two, Suite 500 Austin, TX 78746 512-433-5312 annatorma@forestargroup.com 28